UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 25, 2023

Esquire Financial Holdings, Inc.
(Exact name of the registrant as specified in its charter)

Maryland	001-38131	27-5107901
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Jericho Quadrangle, Suite 100
Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

(516) 535-2002
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ESQ	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Securities Holders

The Annual Meeting of Stockholders of Esquire Financial Holdings, Inc. (the “Company”) was held on May 25, 2023.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Definitive Proxy Statement for the Annual Meeting.  Of the 8,190,758 shares outstanding and entitled to vote, 6,892,364 shares were present at the meeting in person or by proxy.  The stockholders elected all of the nominees listed in Proposal 1, approved Proposals 2 and 3, and approved the 1 Year option for Proposal 4. The final results of the stockholders’ vote are as follows:

1.	Election of directors:

For a three-year term	For	Withheld	Broker Non-Votes

Joseph Melohn	6,037,361	95,862	759,141

Robert J. Mitzman	5,365,115	768,108	759,141

Kevin C. Waterhouse	5,003,736	1,129,487	759,141

2.	The approval of the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

For	Against	Abstain	Broker Non-votes

6,880,986	9,933	1,445	—

3.	The approval of an advisory vote on executive compensation (“Say-on-Pay”):

For	Against	Abstain	Broker Non-votes

3,347,411	2,681,968	103,844	759,141

4.	The approval of an advisory vote on the frequency of future Say-on-Pay votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-votes

5,766,109	32,062	231,647	103,405	759,141

Based on the above vote, the Company has determined to include an advisory stockholder vote on the compensation of the Company’s named executive officers in its annual meeting proxy solicitation materials on an annual basis until the next required vote on the frequency of the stockholder vote on executive compensation, which is expected to occur at the Company’s 2029 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESQUIRE FINANCIAL HOLDINGS, INC.

Dated: May 25, 2023	By:	/s/ Andrew C. Sagliocca
Andrew C. Sagliocca
Vice Chairman, Chief Executive Officer and President